UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2026

RUM Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

On September 30, 2026, RUM Group Inc. (the “Company”) completed its previously reported acquisition of an additional 8,256,155 outstanding shares of Northern Data AG (“Northern Data”) from Tether Investments, S.A. de C.V. (“Tether”) pursuant to the Transaction Support Agreement, dated as of November 10, 2025, by and between the Company and Tether, as amended. As consideration for the Company’s acquisition of these Northern Data shares from Tether, the Company issued a pre-funded warrant to Tether in accordance with the terms of the Transaction Support Agreement, entitling Tether to purchase up to 16,744,307 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) (representing the offer ratio of 2.0281 shares of Class A common stock for each Northern Data share delivered), at an exercise price of $0.0001 per share (the “Pre-Funded Warrant”). As a result of the purchase, the Company has increased its ownership in Northern Data from approximately 85.2% to approximately 98%. The Company intends to commence squeeze-out proceedings under the German Stock Corporation Act to acquire the remaining approximately 2% of Northern Data’s outstanding shares, which, upon completion, will bring the Company’s ownership percentage to 100%.

The foregoing description of the Pre-Funded Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Pre-Funded Warrant, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026 and incorporated herein by reference.

The Pre-Funded Warrant was issued in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Class A Common Stock or any other securities of the Company or Northern Data.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUM Group Inc.

Date: October 2, 2026	By:	/s/ Maurice F. Edelson
	Name:	Maurice F. Edelson
	Title:	General Counsel and Corporate Secretary

2